Exhibit 99.1

PRESS RELEASE

NUVASIVE REPORTS SECOND QUARTER 2014 FINANCIAL RESULTS

AND INCREASES FULL YEAR GUIDANCE

•	Second quarter total revenue increased 15.1% to $190.7 million, moving NuVasive into the #3 spot in the global spine market;

•	Non-GAAP operating profit margin of 16.0%; GAAP operating margin of 2.4%;

•	Non-GAAP earnings of $13.6 million, or $0.28 per share; GAAP net loss of ($4.1) million, or ($0.09) per share;

•	Company increases guidance for full year 2014 revenue, non-GAAP operating profit margin, and non-GAAP earnings per share.

SAN DIEGO, July 29, 2014 - NuVasive, Inc. (Nasdaq: NUVA) a medical device company focused on developing minimally disruptive surgical products and procedures for the spine, today announced financial results for the quarter ended June 30, 2014.

“We are pleased to report results that exceeded our expectations for both revenue and earnings and demonstrated strong progress against our commitment to increase operational efficiency within NuVasive,” said Alex Lukianov, Chairman and Chief Executive Officer of NuVasive. “Strength across our lumbar and biologics products in the U.S. and the continued healthy growth of our international geographies drove results for the quarter as we continued to solidly execute our share-taking strategy. Based on the greater than expected second quarter results and the strong momentum of our minimally invasive lumbar solutions, we are increasing our full year revenue, operating margin and earnings guidance for the year.”

Lukianov continued, “I am exceptionally proud of our ability to maintain the nimbleness that has propelled NuVasive into the #3 spot in the global spine market. Our focus on championing innovation to improve patient outcomes while increasing profitability will continue to foster our evolution into a larger, more profitable, global organization.”

A full reconciliation of non-GAAP to GAAP measures can be found in the tables of today’s press release.

Second Quarter 2014

NuVasive reported second quarter 2014 revenue of $190.7 million, a 15.1% increase over the $165.7 million for the second quarter 2013.

GAAP gross profit for the second quarter 2014 was $145.8 million and gross margin was 76.5%, compared to a gross profit of $117.0 million and a gross margin of 70.6% for the second quarter 2013. Second quarter 2013 gross profit results reflected the impact of a one-time $7.9 million charge related to royalty accruals in connection with phase I of the Company’s patent litigation with Medtronic. Excluding the charge, gross profit for the second quarter 2013 was $124.9 million and gross margin was 75.4%.

Total GAAP operating expenses for the second quarter 2014 were $141.2 million compared to $116.9 million in the second quarter 2013. The higher operating costs for the second quarter 2014 resulted primarily from an intangible asset impairment charge of $10.7 million related to the developed technology for the PCM® device acquired from Cervitech in 2009, and from investment to support international expansion.

With this intangible asset impairment charge, the Company reported a GAAP net loss of ($4.1) million, or ($0.09) per share, for the second quarter 2014.

On a non-GAAP basis, the Company reported net income of $13.6 million, or $0.28 per share, for the second quarter 2014. The Non-GAAP earnings per share calculations for the second quarter 2014 exclude the following amounts pre-tax: (i) non-cash stock-based compensation of $8.8 million; (ii) certain intellectual property litigation expenses of $1.2 million; (iii) amortization of intangible assets of $3.5 million; (iv) a leasehold related charge of $0.5 million; (v) one-time and acquisition related items of $1.1 million; (vi) non-cash interest expense on convertible notes of $3.6 million; and (vii) an intangible asset impairment charge of $10.7 million.

Cash, cash equivalents and short and long-term marketable securities were approximately $350.2 million at June 30, 2014.

Annual Guidance for 2014

The Company provided the following updated projections to its full year 2014 guidance:

•	Revenue of approximately $745 million or 9% growth over 2013 revenue of $685 million; increased from approximately $725 million previously

•	GAAP Loss per Share of approximately ($0.38); compared to Loss per Share of ($0.27) previously

•	Non-GAAP EPS of approximately $1.11; increased from approximately $1.06 previously

•	Non-GAAP Operating Margin of approximately 16.5%; increased from approximately 16% previously

•	GAAP effective tax expense of approximately $6.0 million; compared to $6.5 million previously

Supplementary Financial Information

For additional financial detail, please CLICK HERE to access Supplementary Financial Information or visit the Investor Relations section of our website at www.nuvasive.com.

Reconciliation of Full Year EPS Guidance

	2014 Guidance
	Prior [1]	Current [2]
GAAP earnings (loss) per share guidance	$(0.27)	$(0.38)
Impact of change from basic to diluted share count	0.01	0.02

GAAP earnings (loss) per share, adjusted to diluted share count	$(0.26)	$(0.36)
Non-cash stock based compensation	0.43	0.43
Litigation liability expense	0.36	0.36
Amortization of intangible assets	0.19	0.19
Non-cash interest expense on convertible notes	0.18	0.18
Intangible asset impairment	—	0.13
Leasehold related charges	0.08	0.09
Certain intellectual property litigation expenses	0.06	0.06
Acquisition related items [3]	0.02	0.03

Non-GAAP earnings per share guidance	$1.06	$1.11

Weighted shares outstanding - basic	47,500	47,500

Weighted shares outstanding - diluted	50,000	50,000

[1]	Effective tax expense rate of ~85% applied to GAAP earnings and ~40% applied to Non-GAAP adjustments
[2]	Effective tax expense rate of ~45% applied to GAAP earnings and ~40% applied to Non-GAAP adjustments
[3]	Acquisition related items include expenses associated with prior M&A related activity and as incurred

Reconciliation of Non-GAAP Operating Margin %

	2013	2014 Guidance
	Actuals	Prior	Current
Non-GAAP Gross Margin % [A]	74.8%	76.0%	76.0%
Non-cash stock based compensation	0.0%	0.0%	0.0%
Out-of-period royalty expense charge	-1.2%	0.0%	0.0%

GAAP Gross Margin [D]	73.7%	76.0%	76.0%

Non-GAAP Sales, Marketing & Administrative Expense [B]	55.9%	54.5%	54.5%
Non-cash stock based compensation	4.6%	4.8%	4.6%
Certain intellectual property litigation expenses	0.8%	0.7%	0.7%
Leasehold related charges	0.0%	0.9%	0.9%
Acquisition related items*	0.0%	0.2%	0.2%

GAAP Sales, Marketing & Administrative Expense [E]	61.3%	61.1%	60.9%

Non-GAAP Research & Development Expense [C]	4.1%	5.5%	5.0%
Non-cash stock based compensation	0.2%	0.2%	0.2%
Acquisition related items*	0.4%	0.1%	0.2%

GAAP Research & Development Expense [F]	4.7%	5.8%	5.4%

Litigation liability expense [G]	0.0%	4.1%	4.1%
Intangible asset impairment [H]	0.0%	0.0%	1.4%
Amortization of intangible assets [I]	2.8%	2.2%	2.2%

Non-GAAP Operating Margin % [A-B-C]	14.9%	16.0%	16.5%

GAAP Operating Margin % [D-E-F-G-H-I]	4.8%	2.8%	2.0%

*	Acquisition related items include expenses associated with prior M&A activity and as incurred

Reconciliation of Non-GAAP Information

Management uses certain Non-GAAP financial measures such as Non-GAAP earnings per share, Non-GAAP gross margin, Non-GAAP operating expenses, and Non-GAAP operating margin, which exclude non-cash stock-based compensation, certain intellectual property litigation expenses, amortization of intangible assets, a leasehold related charge, acquisition related items, non-cash interest expense on convertible notes, a litigation liability expense, an out-of-period royalty expense charge, and an intangible asset impairment charge. Management does not consider these costs in evaluating the continuing operations of the Company. Therefore, management calculates the Non-GAAP financial measures provided in this earnings release excluding these costs and uses these Non-GAAP financial measures to enable it to further and more consistently analyze the period-to-period financial performance of its core business operations. Management believes that providing investors with these Non-GAAP measures gives them additional important information to enable them to assess, in the same way management assesses, the Company’s current and future continuing operations. These Non-GAAP measures are not in accordance with, or an alternative for, GAAP, and may be different from Non-GAAP measures used by other companies. Set forth below are reconciliations of the Non-GAAP financial measures to the comparable GAAP financial measure.

Reconciliation of Second Quarter 2014 Results

(in thousands, except per share data)	Pre-Tax Adjustments	Net of Tax	Earnings Per Share
GAAP net loss		$(4,088)	$(0.09)
Impact of change from basic to diluted share count			0.01

GAAP net loss, adjusted to diluted share count		$(4,088)	(0.08)
Non-cash stock-based compensation	$8,785	5,271	0.11
Certain intellectual property litigation expenses	1,224	734	0.02
Amortization of intangible assets	3,473	2,084	0.04
Intangible asset impairment charge	10,708	6,425	0.13
Leasehold related charges	524	314	0.01
One-time and acquisition related items	1,147	688	0.01
Non-cash interest expense on convertible notes	3,638	2,183	0.04

Non-GAAP earnings		$13,611	0.28

GAAP weighted shares outstanding - basic and diluted			46,832

Non-GAAP weighted shares outstanding - diluted			49,301

Reconciliation of Year To Date 2014 Results

(in thousands, except per share data)	Pre-Tax Adjustments	Net of Tax	Earnings Per Share
GAAP net loss		$(22,364)	$(0.49)
Impact of change from basic to diluted share count			0.04

GAAP net loss, adjusted to diluted share count		$(22,364)	(0.45)
Non-cash stock-based compensation	$16,549	9,929	0.20
Certain intellectual property litigation expenses	2,547	1,528	0.03
Amortization of intangible assets	7,471	4,483	0.09
Intangible asset impairment charge	10,708	6,425	0.13
Leasehold related charges	6,932	4,159	0.08
One-time and acquisition related items	2,391	1,435	0.03
Non-cash interest expense on convertible notes	7,210	4,326	0.09
Litigation liability expense	30,000	18,000	0.37

Non-GAAP earnings		$27,921	0.57

GAAP weighted shares outstanding - basic and diluted			46,320

Non-GAAP weighted shares outstanding - diluted			49,154

Conference Call

NuVasive will hold a conference call today at 5:30 p.m. ET / 2:30 p.m. PT to discuss these results. The dial-in numbers are 1-877-407-9039 for domestic callers and 1-201-689-8470 for international callers. A live webcast of the conference call will be available online from the investor relations page of the Company’s corporate website at www.nuvasive.com.

After the live webcast, the call will remain available on NuVasive’s website, www.nuvasive.com through August 28, 2014. In addition, a telephone replay of the call will be available until August 12, 2014. The replay dial-in numbers are 1-877-870-5176 for domestic callers and 1-858-384-5517 for international callers. Please use pin number: 13583165.

About NuVasive

NuVasive is an innovative global medical device company that is changing spine surgery with minimally disruptive surgical products and procedurally integrated solutions for the spine.

As the 3rd largest player in the $8.7 billion global spine market, NuVasive offers a comprehensive spine portfolio of more than 90 unique products developed to improve spine surgery and patient outcomes. The Company’s principal procedural solution is its Maximum Access Surgery (or MAS®) platform for lateral spine fusion. MAS provides safe, reproducible, and clinically proven outcomes, and is a highly differentiated solution with fully-integrated neuromonitoring, customizable exposure, and a broad offering of application-specific implants and fixation devices designed to address a variety of pathologies.

Having pioneered the lateral approach to spine fusion with our groundbreaking XLIF® procedures, NuVasive continues to be at the forefront of the spine industry’s shift toward less invasive solutions. The Company has developed procedural solutions that completely redefine and improve upon traditional procedures like TLIF, PLIF, Posterior Fixation, and ALIF. NuVasive’s solutions are increasingly being adopted internationally as it continues to expand its international footprint and to offer industry-leading, Absolutely Responsive customer service to surgeons world-wide. NuVasive is focused on becoming a $1 Billion Start-up™; taking market share by maintaining a commitment to Superior Clinical Outcomes, Speed of Innovation®, and Absolute Responsiveness®.

NuVasive cautions you that statements included in this press release or made on the earnings call referenced herein that are not a description of historical facts are forward-looking statements that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause NuVasive’s results to differ materially from historical results or those expressed or implied by such forward-looking statements. The potential risks and uncertainties that could cause actual growth and results to differ materially include, but are not limited to: the risk that NuVasive’s revenue or earnings projections may turn out to be inaccurate because of the preliminary nature of the forecasts; the risk of further adjustment to financial results or future financial expectations; unanticipated difficulty in selling products, generating revenue or producing expected profitability; and those other risks and uncertainties more fully described in NuVasive’s press releases and periodic filings with the Securities and Exchange Commission. NuVasive’s public filings with the Securities and Exchange Commission are available at www.sec.gov. NuVasive assumes no obligation to update any forward-looking statement to reflect events or circumstances arising after the date on which it was made.

###

Investor Contact:	Media Contact:

Tina Jacobsen	Margie Elsesser
NuVasive, Inc.	NuVasive, Inc.
858-320-5215	858-638-5516
investorrelations@nuvasive.com	media@nuvasive.com

NuVasive, Inc.

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Revenue	$190,677	$165,698	$368,172	$325,202
Cost of goods sold (excluding amortization and impairment of intangible assets)	44,836	48,744	88,130	87,840

Gross profit	145,841	116,954	280,042	237,362
Operating expenses:
Sales, marketing and administrative	116,970	104,272	235,074	204,158
Research and development	10,067	7,712	19,522	17,407
Amortization of intangible assets	3,473	4,913	7,470	9,288
Impairment of intangible assets	10,708	—	10,708	—
Litigation liability	—	—	30,000	—

Total operating expenses	141,218	116,897	302,774	230,853
Interest and other expense, net:
Interest income	233	231	450	403
Interest expense	(6,979)	(6,652)	(13,844)	(13,685)
Other (expense) income, net	(205)	(440)	171	(199)

Total interest and other expense, net	(6,951)	(6,861)	(13,223)	(13,481)

Loss before income taxes	(2,328)	(6,804)	(35,955)	(6,972)
Income tax expense (benefit)	1,942	(76)	(13,153)	(840)

Consolidated net loss	$(4,270)	$(6,728)	$(22,802)	$(6,132)

Net loss attributable to noncontrolling interests	$(182)	$(259)	$(438)	$(514)

Net loss attributable to NuVasive, Inc.	$(4,088)	$(6,469)	$(22,364)	$(5,618)

Net loss per share attributable to NuVasive, Inc.:
Basic	$(0.09)	$(0.15)	$(0.48)	$(0.13)

Diluted	$(0.09)	$(0.15)	$(0.48)	$(0.13)

Weighted average shares outstanding:
Basic	46,832	44,412	46,320	44,220

Diluted	46,832	44,412	46,320	44,220

NuVasive, Inc.

Condensed Consolidated Balance Sheets

(in thousands, except par values and share amounts)

	June 30, 2014	December 31, 2013
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$106,461	$102,825
Short-term marketable securities	140,849	143,449
Accounts receivable, net of allowances of $4,495 and $3,481, respectively	112,572	104,774
Inventory, net	157,361	136,937
Deferred tax assets, current	37,105	37,076
Income taxes receivable	21,013	—
Prepaid expenses and other current assets	11,774	10,947

Total current assets	587,135	536,008
Property and equipment, net	134,863	128,064
Long-term marketable securities	102,920	79,829
Intangible assets, net	75,312	93,986
Goodwill	154,637	154,944
Deferred tax assets, non-current	46,886	42,863
Restricted cash and investments	123,140	119,195
Other assets	29,231	24,679

Total assets	$1,254,124	$1,179,568

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$102,224	$86,057
Accrued payroll and related expenses	26,966	31,095
Current litigation liability	30,000	—

Total current liabilities	159,190	117,152
Senior Convertible Notes	353,269	346,060
Deferred tax liabilities, non-current	2,980	2,934
Litigation liability	93,700	93,700
Other long-term liabilities	16,674	14,844
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value; 5,000,000 shares authorized, none outstanding	—	—
Common stock, $0.001 par value; 120,000,000 shares authorized at June 30, 2014 and December 31, 2013, respectively, 46,941,192 and 44,943,233 issued and outstanding at June 30, 2014 and December 31, 2013, respectively	47	45
Additional paid-in capital	813,541	769,203
Accumulated other comprehensive loss	(1,299)	(3,238)
Accumulated deficit	(192,582)	(170,218)
Treasury stock, at cost; 1,285 shares and no shares at June 30, 2014 and December 31, 2013, respectively	(44)	—

Total NuVasive, Inc. stockholders’ equity	619,663	595,792
Noncontrolling interests	8,648	9,086

Total equity	628,311	604,878

Total liabilities and stockholders’ equity	$1,254,124	$1,179,568

NuVasive, Inc.

Condensed Consolidated Statements of Cash Flows

(in thousands)

	Six Months Ended June 30,
	2014	2013
	(Unaudited)	(Unaudited)
Operating activities:
Consolidated net loss	$(22,802)	$(6,132)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	31,043	30,341
Amortization of non-cash interest	8,081	7,569
Stock-based compensation	16,549	15,548
Impairment of intangible assets	10,708	—
Reserves	2,383	1,783
Other non-cash adjustments	4,114	4,175
Changes in operating assets and liabilities, net of effects from acquisitions:
Accounts receivable	(8,603)	(8,443)
Inventory	(20,930)	(13,680)
Prepaid expenses and other current assets	(2,839)	(1,722)
Accounts payable and accrued liabilities	5,080	8,830
Litigation liability	30,000	—
Accrued payroll and related expenses	(4,473)	(5,885)

Net cash provided by operating activities	48,311	32,384
Investing activities:
Cash paid for business and asset acquisitions	(59)	(7,719)
Purchases of property and equipment	(32,560)	(26,209)
Purchases of marketable securities	(129,080)	(136,988)
Sales of marketable securities	103,650	145,014

Net cash used in investing activities	(58,049)	(25,902)
Financing activities:
Principal payment of 2013 Senior Convertible Notes	—	(74,311)
Tax benefits related to stock-based compensation awards	—	1,261
Proceeds from the issuance of common stock	14,193	3,123
Purchases of treasury stock	(44)	—
Other financing activities	(1,142)	26

Net cash provided by (used in) financing activities	13,007	(69,901)
Effect of exchange rate changes on cash	367	(1,000)

Increase (decrease) in cash and cash equivalents	3,636	(64,419)
Cash and cash equivalents at beginning of year	102,825	123,299

Cash and cash equivalents at end of year	$106,461	$58,880